Exhibit 99.2

ESSEX

PROPERTY TRUST, INC.

Fourth Quarter 2014

Earnings Release & Supplemental Financial Information

Mosso

San Francisco, CA

463 Units

In Lease-Up

Investor Relations Contact:
Barb Pak
Director of Investor Relations
(650) 494-3700

Q4 2014 Supplemental

E S S E X  P R O P E R T Y  T R U S T, I N C.

Consolidated Operating Results	Three Months Ended		Years Ended
(Dollars in thousands, except share and per share amounts)	December 31,		December 31,
	2014	2013	2014	2013

Revenues:
Rental and other property	$276,209	$155,986	$959,958	$602,003
Management and other fees	2,490	1,451	9,347	7,263
	278,699	157,437	969,305	609,266

Expenses:
Property operating	88,052	51,070	310,913	196,012
Depreciation and amortization	106,703	49,733	360,592	192,420
General and administrative	12,256	6,831	40,878	26,684
Merger and integration expenses	7,116	4,284	53,530	4,284
Acquisition and disposition costs	1,109	369	1,878	1,161
	215,236	112,287	767,791	420,561
Earnings from operations	63,463	45,150	201,514	188,705

Interest expense	(47,529)	(29,861)	(164,551)	(116,524)
Interest and other income	3,126	2,307	11,811	11,633
Equity income from co-investments	18,828	3,570	39,893	55,865
Loss on early retirement of debt	(268)	(1,146)	(268)	(300)
Gain on sale of real estate and land	7,185	-	46,039	1,503
Income before discontinued operations	44,805	20,020	134,438	140,882
Income from discontinued operations	-	16,883	-	31,173
Net income	44,805	36,903	134,438	172,055
Net income attributable to noncontrolling interest	(3,316)	(3,661)	(12,288)	(15,772)
Net income attributable to controlling interest	41,489	33,242	122,150	156,283
Dividends to preferred stockholders	(1,314)	(1,368)	(5,291)	(5,472)
Net income available to common stockholders	$40,175	$31,874	$116,859	$150,811

Net income per share - basic	$0.63	$0.85	$2.07	$4.05

Shares used in income per share - basic	63,362,624	37,373,783	56,546,959	37,248,960

Net income per share - diluted	$0.63	$0.85	$2.06	$4.04

Shares used in income per share - diluted	63,544,534	37,452,803	56,696,525	37,335,295

See Company's 10-K and 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Consolidated Operating Results	Three Months Ended		Years Ended
Selected Line Item Detail	December 31,		December 31,
(Dollars in thousands)	2014	2013	2014	2013

Rental and other property
Rental	$258,425	$145,231	$894,643	$561,109
Other property	17,784	10,755	65,315	40,894
Rental and other property	$276,209	$155,986	$959,958	$602,003

Property operating expenses
Real estate taxes	$30,421	$14,504	$107,873	$57,276
Administrative and insurance	19,271	12,542	69,255	46,896
Maintenance and repairs	17,503	10,645	59,277	40,831
Utilities	15,659	10,016	55,718	37,791
Property management	5,198	3,363	18,790	13,218
Property operating expenses	$88,052	$51,070	$310,913	$196,012

Interest and other income
Marketable securities and other interest income	$3,085	$2,358	$10,761	$8,191
Notes receivable	41	41	164	923
(Loss) gain from sale of marketable securities and note prepayment	-	(92)	886	2,519
Interest and other income	$3,126	$2,307	$11,811	$11,633

Equity income from co-investments
Equity income from co-investments	$778	$14	$2,356	$836
Income from preferred equity investments	3,717	3,556	15,089	14,919
Gain on sale of co-investments	3,347	-	6,558	38,752
Co-investment promote income	5,736	-	10,640	-
Income from early redemption of preferred equity investments	5,250	-	5,250	1,358
Equity income from co-investments	$18,828	$3,570	$39,893	$55,865

Noncontrolling interest
Limited partners of Essex Portfolio, L.P.	$1,469	$1,901	$4,911	$8,938
DownREIT limited partners' distributions	1,142	1,144	4,705	4,635
Third-party ownership interest	705	616	2,672	2,199
Noncontrolling interest	$3,316	$3,661	$12,288	$15,772

See Company's 10-K and 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N

Consolidated Funds From Operations	Three Months Ended			Years Ended
(Dollars in thousands, except share and per share amounts)	December 31,			December 31,
	2014	2013	% Change	2014	2013	% Change

Funds from operations
Net income available to common stockholders	$40,175	$31,874		$116,859	$150,811
Adjustments:
Depreciation and amortization	106,703	49,857		360,592	193,518
Gains not included in FFO, net of internal disposition costs	(8,399)	(16,564)		(50,064)	(67,975)
Depreciation add back from unconsolidated co-investments	10,915	4,405		33,975	15,748
Noncontrolling interest related to Operating Partnership units	1,469	1,901		4,911	8,938
Depreciation attributable to third party ownership	(335)	(328)		(1,331)	(1,309)
Funds from operations	$150,528	$71,145		$464,942	$299,731
FFO per share-diluted	$2.29	$1.80	27.6%	$7.89	$7.59	4.0%

Components of the change in FFO
Non-core items:
Merger and integration expenses	$7,116	4,284		$53,530	4,284
Cyber intrusion expenses	1,600	-		2,849	-
Acquisition and disposition costs	1,109	369		1,878	1,161
Loss (gain) on sale of marketable securities and note prepayment	-	92		(886)	(2,519)
Gain on sale of land	(2,133)	-		(2,533)	(1,503)
Loss on early retirement of debt	268	1,146		268	300
Co-investment promote income	(5,736)	-		(10,640)	-
Income from early redemption of preferred equity investments	(5,250)	-		(5,250)	(1,358)
Other non-core adjustments	(458)	-		(997)	-
Core funds from operations	147,044	77,036		503,161	300,096
Core FFO per share-diluted	$2.24	$1.94	15.1%	$8.54	$7.60	12.4%

Changes in core items:
Same-property NOI	$9,844			$34,980
Non-same property NOI	73,727			208,168
Management and other fees, net	1,039			1,584
Equity income from co-investments	7,487			20,166
Interest and other income	727			1,811
Interest expense	(17,668)			(48,027)
General and administrative	(3,825)			(11,345)
Discontinued operations	(443)			(3,048)
Other items, net	(880)			(1,224)
	$70,008			$203,065

Weighted average number of shares outstanding diluted (1)	65,740,227	39,634,078		58,921,232	39,501,076

(1)	Assumes conversion of the weighted average operating partnership interests in the Operating Partnership into shares of the Company's common stock.

See Company's 10-K and 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Consolidated Balance Sheets
(Dollars in thousands)
	December 31, 2014	December 31, 2013

Real Estate:
Land and land improvements	$2,426,496	$1,083,552
Buildings and improvements	8,826,015	4,360,205
	11,252,511	5,443,757
Less: accumulated depreciation	(1,564,806)	(1,254,886)
	9,687,705	4,188,871
Real estate under development	434,371	50,430
Co-investments	1,036,411	677,133
Real estate held for sale, net	56,300	-
	11,214,787	4,916,434
Cash and cash equivalents	95,420	53,766
Marketable securities	117,240	90,084
Notes and other receivables	24,923	68,255
Acquired in place lease value and other assets	110,504	58,300
Total assets	$11,562,874	$5,186,839

Mortgage notes payable	$2,245,944	$1,404,080
Unsecured debt	2,617,482	1,410,023
Lines of credit	246,391	219,421
Other liabilities	293,733	150,728
Total liabilities	5,403,550	3,184,252

Redeemable noncontrolling interest	23,256	-
Cumulative convertible preferred stock, carrying value	-	4,349

Equity:
Common stock	6	4
Cumulative redeemable preferred stock, liquidation value	73,750	73,750
Additional paid-in-capital	6,651,165	2,345,763
Distributions in excess of accumulated earnings	(650,797)	(474,426)
Accumulated other comprehensive loss	(51,452)	(60,472)
Total stockholders' equity	6,022,672	1,884,619
Noncontrolling interest	113,396	113,619
Total equity	6,136,068	1,998,238
Total liabilities and equity	$11,562,874	$5,186,839

See Company's 10-K and 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Debt Summary - December 31, 2014
(Dollars in thousands)
		Weighted Average
	Balance Outstanding	Interest Rate	Maturity In Years
Mortgage Notes Payable
Fixed rate - secured	$1,972,949	4.9%	4.5
Variable rate - secured (1)	189,202	1.8%	18.2
Unamortized premiums	83,793	-	-
Total mortgage notes payable	2,245,944	4.6%	5.6

Unsecured Debt
Bonds private - fixed rate	465,000	4.5%	4.2
Bonds public - fixed rate	1,900,000	3.4%	7.1
Term loan (2)	225,000	2.4%	1.9
Unamortized premiums	27,482	-	-
	2,617,482	3.5%	6.1
Unsecured Lines of Credit
Line of credit (3)	229,814	1.8%
Line of credit (4)	16,577	1.8%
Total lines of credit	246,391	1.8%

Total debt	$5,109,817	3.9%

Scheduled principal payments and unamortized premiums (excludes lines of credit) are as follows:

					Weighted	Percentage
	Secured	Unsecured	Unamortized premiums	Total	Average Interest Rate	of Total Debt

2015	$94,580	$-	30,466	$125,046	4.6%	2.6%
2016	41,481	350,000	30,172	421,653	3.3%	8.7%
2017	198,683	365,000	20,464	584,147	3.2%	12.0%
2018	320,080	-	16,804	336,884	5.4%	6.9%
2019	565,801	75,000	11,729	652,530	4.2%	13.4%
2020	692,800	-	5,857	698,657	5.0%	14.4%
2021	50,444	500,000	(1,523)	548,921	4.3%	11.3%
2022	412	300,000	(2,167)	298,245	3.7%	6.1%
2023	435	600,000	(440)	599,995	3.6%	12.3%
2024	18,234	400,000	(87)	418,147	4.0%	8.6%
2025	13,600	-	-	13,600	1.7%	0.3%
Thereafter	165,601	-	-	165,601	1.9%	3.4%
Total	$2,162,151	$2,590,000	$111,275	$4,863,426	4.0%	100.0%

Capitalized interest for the three and twelve months ended December 31, 2014 was approximately $4.7 million and $22.5 million, respectively.

(1)	Variable rate debt of $179.2 million is tax exempt to the note holders, of which $153.2 million is subject to interest rate protection agreements.
(2)	The unsecured term loan has a variable interest rate of LIBOR plus 1.05%. The Company has entered into interest rate swap contracts with a notional amount totaling $225 million, which effectively converts the interest rate on $225 million of the term loan to a fixed rate of 2.4%.
(3)	The unsecured line of credit facility aggregates to $1 billion and the line matures in December 2018 with one 18-month extension, exercisable at the Company's option. The underlying interest rate on this line is based on a tiered rate structure tied to the Company's corporate ratings and is currently at LIBOR plus 0.95%.
(4)	The unsecured line of credit facility is $25 million and matures in January 2016. The underlying interest rate on this line is based on a tiered rate structure tied to the Company's corporate ratings and is currently at LIBOR plus 0.95%.

See Company's 10-K and 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Capitalization Data, Public Bond Covenants, Credit Ratings and Selected Credit Ratios - December 31, 2014
(Dollars and shares in thousands, except per share amounts)

Capitalization Data
Total debt	$5,109,817

Common stock and potentially dilutive securities
Common stock outstanding	63,683
Limited partnership units (1)	2,202
Options-treasury method	216
Total shares of common stock and potentially dilutive securities	66,101

Common stock price per share as of December 31, 2014	$206.60

Market value of common stock and potentially dilutive securities	$13,656,467

Preferred stock	$73,750

Total equity capitalization	$13,730,217

Total market capitalization	$18,840,034
Ratio of debt to total market capitalization	27.1%

(1)	Assumes conversion of all outstanding operating partnership interests in the Operating Partnership into shares of the Company's common stock.

Credit Ratings
Rating Agency	Rating	Outlook
Fitch	BBB+	Stable
Moody's	Baa2	Stable
Standard & Poors	BBB	Stable

Public Bond Covenants	Actual	Requirement

Debt to Total Assets:	39%	< 65%

Secured Debt to Total Assets:	17%	< 40%

Interest Coverage:	329%	> 150%

Unsecured Debt Ratio (1) :	288%	> 150%

Selected Credit Ratios	Actual

Net Indebtedness Divided by Adjusted EBITDA (2) (3):	6.5

Unencumbered NOI to Total NOI:	64%

(1)	Unsecured Debt Ratio is unsecured assets (excluding investments in co-investments) divided by unsecured indebtedness.
(2)	Net Indebtedness is total debt less unamortized premiums, unrestricted cash and cash equivalents, and marketable securities.
(3)	Adjusted EBITDA annualizes the proforma NOI for current quarter acquisitions and excludes non-routine items in earnings.

See Company's 10-K and 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Property Operating Results - Quarters ended December 31, 2014 and 2013
(Dollars in thousands, except per unit amounts)

	Southern California			Northern California			Seattle Metro			Other real estate assets (1)		Total
	2014	2013	% Change	2014	2013	% Change	2014	2013	% Change	2014	2013	2014	2013	% Change

Revenues:
Same-property revenue	$68,430	$64,584	6.0%	$56,646	$51,409	10.2%	$29,542	$27,550	7.2%	$-	$-	$154,618	$143,543	7.7%
Non-same property revenue (2)	5,169	3,208		8,981	3,774		4,170	559		6,748	4,902	25,068	12,443
Legacy BRE portfolio property revenue (3)	46,921	-		33,814	-		14,252	-		1,536	-	96,523	-
Total Revenues	$120,520	$67,792		$99,441	$55,183		$47,964	$28,109		$8,284	$4,902	$276,209	$155,986

Property operating expenses:
Same-property operating expenses
Real estate taxes	$5,351	$5,579		$4,805	4,971		$2,950	2,366		$-	$-	$13,106	$12,916	1.5%
Administrative and insurance	6,084	5,887		3,179	3,096		2,005	1,941		-	-	11,268	10,924	3.1%
Maintenance and repairs	5,002	4,626		3,163	3,175		2,126	1,826		-	-	10,291	9,627	6.9%
Utilities	3,641	3,689		3,100	3,238		2,156	2,055		-	-	8,897	8,982	-0.9%
Management fees	1,408	1,385		1,018	965		750	708		-	-	3,176	3,058	3.9%
Total same-property operating expenses	21,486	21,166	1.5%	15,265	15,445	-1.2%	9,987	8,896	12.3%	-	-	46,738	45,507	2.7%
Non-same property operating expenses (2)	2,020	1,467		3,122	1,521		1,266	260		2,048	2,315	8,456	5,563
Legacy BRE portfolio property operating expenses (3)	16,709	-		11,106	-		4,452	-		591	-	32,858	-
Total property operating expenses	$40,215	$22,633		$29,493	$16,966		$15,705	$9,156		$2,639	$2,315	$88,052	$51,070

Net operating income (NOI):
Same-property NOI	$46,944	$43,418	8.1%	$41,381	$35,964	15.1%	$19,555	$18,654	4.8%	$-	$-	$107,880	$98,036	10.0%
Non-same property NOI (2)
Legacy BRE portfolio (3)	30,212	-		22,708	-		9,800	-		945	-	63,665	-
Redevelopment communities	1,392	1,270		-	-		-	-		-	-	1,392	1,270
Acquired communities - 2013 (4)	1,198	471		2,692	2,253		654	299		-	-	4,544	3,023
Acquired communities - 2014 (5)	559	-		3,167	-		2,250	-		-	-	5,976	-
Other real estate assets (1)	-	-		-	-		-	-		4,700	2,587	4,700	2,587
Total non-same property NOI	33,361	1,741		28,567	2,253		12,704	299		5,645	2,587	80,277	6,880
Total NOI	$80,305	$45,159		$69,948	$38,217		$32,259	$18,953		$5,645	$2,587	$188,157	$104,916

Annualized same-property turnover percentage	46%	47%		43%	46%		41%	41%				44%	45%

Average same-property concessions per turn (6)	$149	$106		$195	$205		$148	$149				$163	$145

Reconciliation of apartment units at end of period

Same-property apartment units	12,875			8,741			6,537			-		28,153

Consolidated apartment units	13,831	13,855		9,998	9,431		7,395	6,703				31,224	29,989
Legacy BRE portfolio (3)	8,337	-		4,791	-		2,821	-		552	-	16,501	-
Joint venture (7)	4,957	1,870		3,249	783		1,958	1,157		-	-	10,164	3,810
Under development	184	492		2,284	2,289		-	-		-	-	2,468	2,781
Total apartment units at end of period	27,309	16,217		20,322	12,503		12,174	7,860		552	-	60,357	36,580

Percentage of total	45%	45%		34%	34%		20%	21%		1%	-	100%	100%

Average same-property financial occupancy	96.4%	96.3%		96.3%	96.1%		95.8%	95.9%				96.3%	96.2%

(1)	Other real estate assets consists mainly of retail space, commercial properties, boat slips, two Phoenix properties acquired as part of the merger with BRE and properties sold during 2014.
(2)	Includes properties which subsequent to January 1, 2013 were either acquired or in a stage of development or redevelopment without stabilized operations.
(3)	Properties acquired as part of the BRE Properties merger on April 1, 2014, excluding 17 properties contributed to joint ventures.
(4)	Acquired communities during 2013 includes Fox Plaza, Slater 116, Vox, and Domain.
(5)	Acquired communities during 2014 includes Apex, The Avery, Collins on Pine, Ellington at Bellevue, Paragon, and Piedmont.
(6)	Average same-property concessions per turn is the dollar amount per unit resulting from the same-property concessions divided by the product of the same property turnover percentage for the quarter times the same-property apartment units.
(7)	Includes BRE properties contributed to joint ventures.

See Company's 10-K and 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Property Operating Results - Years ended December 31, 2014 and 2013
(Dollars in thousands, except per unit amounts)

	Southern California			Northern California			Seattle Metro			Other real estate assets (1)		Total
	2014	2013	% Change	2014	2013	% Change	2014	2013	% Change	2014	2013	2014	2013	% Change

Revenues:
Same-property revenue	$266,917	253,007	5.5%	$218,014	198,832	9.6%	$114,962	106,982	7.5%	$-	-	$599,893	$558,821	7.3%
Non-same property revenue (2)(7)	18,970	10,057		23,947	13,335		10,652	571		26,409	19,219	79,978	43,182
Legacy BRE portfolio property revenue (3)	137,012	-		96,045	-		42,439	-		4,591	-	280,087	-
Total Revenues	$422,899	$263,064		$338,006	$212,167		$168,053	$107,553		$31,000	$19,219	$959,958	$602,003

Property operating expenses:
Same-property operating expenses
Real estate taxes	$22,606	22,247		$19,849	19,450		$11,518	9,964		$-	-	$53,973	$51,661	4.5%
Administrative and insurance	23,661	23,362		12,346	12,331		7,845	7,778		-	-	43,852	43,471	0.9%
Maintenance and repairs	18,725	17,771		12,631	12,394		7,543	7,159		-	-	38,899	37,324	4.2%
Utilities	14,970	14,065		12,230	12,060		8,395	8,128		-	-	35,595	34,253	3.9%
Management fees	5,628	5,534		4,047	3,833		3,001	2,827		-	-	12,676	12,194	4.0%
Total same-property operating expenses	85,590	82,979	3.1%	61,103	60,068	1.7%	38,302	35,856	6.8%	-	-	184,995	178,903	3.4%
Non-same property operating expenses (2)(7)	8,003	4,528		8,426	5,400		3,368	290		8,572	6,891	28,369	17,109
Legacy BRE portfolio property operating expenses (3)	50,128	-		31,550	-		13,999	-		1,872	-	97,549	-
Total property operating expenses	$143,721	$87,507		$101,079	$65,468		$55,669	$36,146		$10,444	$6,891	$310,913	$196,012

Net operating income (NOI):
Same-property NOI	$181,327	$170,028	6.6%	$156,911	$138,764	13.1%	$76,660	$71,126	7.8%	$-	$-	$414,898	$379,918	9.2%
Non-same property NOI (2)
Legacy BRE portfolio (3)	86,884	-		64,495	-		28,440	-		2,719	-	182,538	-
Redevelopment communities	5,655	5,058		-	-		-	-		-	-	5,655	5,058
Acquired communities - 2013 (4)	4,299	471		10,356	7,935		2,327	281		-	-	16,982	8,687
Acquired communities - 2014 (5)	1,013	-		5,165	-		4,957	-				11,135	-
Other real estate assets (1)	-	-		-	-		-	-		17,837	12,328	17,837	12,328
Total non-same property NOI	97,851	5,529		80,016	7,935		35,724	281		20,556	12,328	234,147	26,073
Total NOI	$279,178	$175,557		$236,927	$146,699		$112,384	$71,407		$20,556	$12,328	$649,045	$405,991

Annual same-property turnover percentage	54%	53%		50%	52%		47%	49%				51%	52%

Average same-property concessions per turn (6)	$118	110		$160	149		$108	100				$128	120

Average same-property financial occupancy	96.3%	96.1%		96.3%	96.1%		96.0%	96.1%				96.2%	96.1%

(1)	Other real estate assets consists mainly of retail space, commercial properties, boat slips, two Phoenix properties acquired as part of the merger with BRE and properties sold during 2014.
(2)	Includes properties which subsequent to January 1, 2013 were either acquired or in a stage of development or redevelopment without stabilized operations.
(3)	Properties acquired as part of the BRE Properties merger on April 1, 2014, excluding 17 properties contributed to joint ventures.
(4)	Acquired communities during 2013 includes Fox Plaza, Slater 116, Vox, and Domain.
(5)	Acquired communities during 2014 includes Apex, The Avery, Collins on Pine, Ellington at Bellevue, Paragon, and Piedmont.
(6)	Average same-property concessions per turn is the dollar amount per unit resulting from the same-property concessions divided by the product of the same property turnover percentage for the quarter times the same-property apartment units.
(7)	Other real estate asset revenues for the year ended December 31, 2014, includes $1.8 million related to a change in accounting policy related to accrual of utility reimbursement revenue. Other real estate asset expenses for the year ended December 31, 2014, includes $1.9 million related to earthquake and flood damage at three communities.

See Company's 10-K and 10-Q for additional disclosures
S-7.1

E S S E X  P R O P E R T Y  T R U S T, I N C.

Revenue by County - Quarters ended December 31, 2014, December 31, 2013 and September 30, 2014
(Dollars in thousands, except average property rental rates)

		Average Property Rental Rates			Three months ended December 31, 2014		Three months ended December 31, 2013			Three months ended September 30, 2014
Region	Units	QTD 2014	QTD 2013	% Change	Property Revenue	Financial Occupancy	Property Revenue	Financial Occupancy	Property Revenue % Change	Property Revenue	Sequential % Change
Southern California
Los Angeles County	4,400	$1,962	$1,856	5.7%	$26,205	96.1%	$24,826	96.4%	5.6%	$25,794	1.6%
Ventura County	2,898	1,511	1,426	6.0%	13,484	96.4%	12,816	96.7%	5.2%	13,346	1.0%
Orange County	2,887	1,983	1,871	6.0%	17,346	96.5%	16,289	95.8%	6.5%	17,055	1.7%
San Diego County	2,067	1,340	1,261	6.3%	8,630	96.6%	8,093	95.9%	6.6%	8,509	1.4%
Santa Barbara County	347	1,866	1,748	6.8%	2,052	99.5%	1,892	99.3%	8.5%	1,834	11.9%
Riverside County	276	817	789	3.5%	713	96.6%	668	94.6%	6.7%	692	3.0%
Total same-property	12,875	1,738	1,641	5.9%	68,430	96.4%	64,584	96.3%	6.0%	67,230	1.8%
Los Angeles County	3,499	2,130			21,242		2,320
Orange County	2,899	1,710			15,125		-
San Diego County	2,895	1,809			15,723		888
Non-same property	9,293	1,899			52,090		3,208

Northern California
Santa Clara County	4,279	2,253	2,045	10.2%	29,117	96.1%	26,478	96.1%	10.0%	28,460	2.3%
Contra Costa County	1,720	1,904	1,753	8.6%	9,997	96.2%	9,094	95.5%	9.9%	9,851	1.5%
Alameda County	1,542	1,936	1,723	12.4%	9,239	96.7%	8,278	96.6%	11.6%	8,940	3.3%
San Mateo County	768	2,324	2,112	10.0%	5,508	96.7%	5,004	96.5%	10.1%	5,386	2.3%
San Francisco MSA	202	2,504	2,309	8.4%	1,520	95.2%	1,392	95.7%	9.2%	1,497	1.5%
Other	230	1,784	1,670	6.8%	1,265	98.2%	1,163	96.5%	8.8%	1,243	1.8%
Total same-property	8,741	2,128	1,933	10.1%	56,646	96.3%	51,409	96.1%	10.2%	55,377	2.3%
Santa Clara County	1,595	2,580			12,151		-
Contra Costa County	550	2,096			3,543		-
Alameda County	1,596	2,270			10,969		-
San Mateo County	1,358	2,786			10,474		-
San Francisco MSA	778	2,795			4,380		3,774
Other	171	2,387			1,278		-
Non-same property	6,048	2,523			42,795		3,774

Seattle Metro
King County	6,072	1,457	1,359	7.2%	27,949	95.8%	26,115	95.9%	7.0%	27,554	1.4%
Snohomish County	465	1,077	981	9.8%	1,593	96.2%	1,435	96.1%	11.0%	1,552	2.6%
Total same-property	6,537	1,430	1,332	7.4%	29,542	95.8%	27,550	95.9%	7.2%	29,106	1.5%
King County	3,171	1,599			15,894		559
Snohomish County	508	1,603			2,528		-
Non-same property	3,679	1,600			18,422		559

Other real estate assets (1)	552				8,284		4,902

Total same-property revenue	28,153	$1,787	$1,660	7.7%	$154,618	96.3%	$143,543	96.2%	7.7%	$151,713	1.9%

Total non-same property revenue	19,572	$1,982			$121,591		$12,443

(1)	Other real estate assets consists mainly of retail space, commercial properties, boat slips, and two Phoenix properties acquired as part of the merger with BRE and properties sold in 2014.

See Company's 10-K and 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Revenue by County - Years ended December 31, 2014 and 2013
(Dollars in thousands, except average property rental rates)

					Year ended		Year ended
		Average Property Rental Rates			December 31, 2014		December 31, 2013
Region	Units	YTD 2014	YTD 2013	% Change	Property Revenue	Financial Occupancy	Property Revenue	Financial Occupancy	Property Revenue % Change

Southern California
Los Angeles County	4,400	$1,915	$1,824	5.0%	$102,361	96.2%	$97,266	96.2%	5.2%
Ventura County	2,898	1,478	1,403	5.3%	53,030	96.5%	50,373	96.6%	5.3%
Orange County	2,887	1,936	1,834	5.6%	67,450	96.0%	63,888	95.9%	5.6%
San Diego County	2,067	1,306	1,242	5.2%	33,658	96.4%	31,733	95.7%	6.1%
Santa Barbara County	347	1,801	1,703	5.8%	7,658	97.2%	7,193	95.7%	6.5%
Riverside County	276	804	797	0.9%	2,760	95.9%	2,554	91.0%	8.1%

Total same-property	12,875	1,697	1,613	5.2%	266,917	96.3%	253,007	96.1%	5.5%

Los Angeles County	3,499	2,096			63,009		9,169
Orange County	2,899	1,692			44,594		-
San Diego County	2,895	1,799			48,379		888
Non-same property	9,293	1,877			155,982		10,057

Northern California
Santa Clara County	4,279	2,168	1,984	9.3%	112,109	96.1%	102,434	96.0%	9.4%
Contra Costa County	1,720	1,837	1,701	8.0%	38,598	96.3%	35,578	96.2%	8.5%
Alameda County	1,542	1,844	1,651	11.7%	35,402	96.9%	31,823	96.7%	11.2%
San Mateo County	768	2,235	2,036	9.8%	21,189	96.6%	19,366	96.9%	9.4%
San Francisco MSA	202	2,439	2,209	10.4%	5,827	94.7%	5,148	92.6%	13.2%
Other	230	1,735	1,621	7.0%	4,889	97.2%	4,483	95.3%	9.1%

Total same-property	8,741	2,047	1,870	9.5%	218,014	96.3%	198,832	96.1%	9.6%

Santa Clara County	1,595	2,634			31,393		-
Contra Costa County	550	2,062			10,382		-
Alameda County	1,596	2,243			29,529		-
San Mateo County	1,358	2,755			28,363		-
San Francisco MSA	778	2,744			16,517		13,335
Other	171	2,373			3,808		-
Non-same property	6,048	2,513			119,992		13,335

Seattle Metro
King County	6,072	1,418	1,320	7.4%	108,815	95.9%	101,467	96.1%	7.2%
Snohomish County	465	1,033	954	8.3%	6,147	96.6%	5,515	95.1%	11.5%
Total same-property	6,537	1,390	1,294	7.4%	114,962	96.0%	106,982	96.1%	7.5%
King County	3,171	1,603			45,574		571
Snohomish County	508	1,587			7,517		-
Non-same property	3,679	1,601			53,091		571

Other real estate assets (1) (2)	552				31,000		19,219

Total same-property revenue	28,153	$1,734	$1,619	7.1%	$599,893	96.2%	$558,821	96.1%	7.3%

Total non-same property revenue	19,572	$1,595			$360,065		$43,182

(1)	Other real estate assets consists mainly of retail space, commercial properties, boat slips, and two Phoenix properties acquired as part of the merger with BRE and properties sold in 2014.
(2)	Other real estate asset revenues for the year ended December 31, 2014, includes $1.8 million related to a change in accounting policy related to accrual of utility reimbursement revenue.

See Company's 10-K and 10-Q for additional disclosures
S-8.1

E S S E X  P R O P E R T Y  T R U S T, I N C.

Development Pipeline - December 31, 2014
(Dollars in millions, except per unit amounts in thousands)

		Ownership %	Estimated Units	Estimated Retail sq. feet	Incurred to Date	Remaining Costs	Estimated Total Cost	Essex Share of Estimated Total Cost	Apartment Cost per Unit (1)	Construction Start	Initial Occupancy	Stabilized Operations
Development Projects - Consolidated (2)
Project Name	Location
MB 360 (3) (4)	San Francisco, CA	100%	360	11,500	$226	$49	$275	$275	$744
Radius	Redwood City, CA	100%	264	-	163	9	172	172	652	Q2 2012	Q3 2014	Q1 2015
Total Development Projects - Consolidated			624	11,500	389	58	447	447	716

Land Held for Future Development - Consolidated
Project Name	Location
Other Projects	various	100%	-	-	45	-	45	45
Total Development Pipeline - Consolidated			624	11,500	434	58	492	492

Development Projects/Land Held for Future Development - Joint Venture (2)
Project Name	Location
Epic - Phase III	San Jose, CA	55%	200	-	64	33	97	53	483	Q3 2013	Q3 2015	Q1 2016
The Dylan	West Hollywood, CA	50%	184	12,750	78	-	78	39	363	Q4 2011	Q3 2014	Q1 2015
Mosso II	San Francisco, CA	55%	282	4,270	143	7	150	83	525	Q2 2012	Q3 2014	Q2 2015
Park 20	San Mateo, CA	55%	197	-	74	3	77	42	391	Q3 2012	Q1 2015	Q3 2015
One South Market	San Jose, CA	55%	312	6,000	120	25	145	80	458	Q2 2013	Q2 2015	Q2 2016
The Village	Walnut Creek, CA	50%	49	35,000	60	29	89	45	834	Q3 2013	Q3 2015	Q4 2015
Emme	Emeryville, CA	55%	190	-	62	-	62	34	328	Q3 2012	Q4 2014	Q2 2015
Owens	Pleasanton, CA	55%	255	5,729	26	63	89	49	341	Q3 2014	Q2 2016	Q2 2017
Hacienda	Pleasanton, CA	55%	251	-	16	70	86	47	343	Q1 2015	Q3 2016	Q3 2017
Century Towers	San Jose, CA	50%	376	2,006	40	132	172	86	455	Q3 2014	Q1 2017	Q1 2018
Total Development Projects - Joint Venture			2,296	65,755	683	362	1,045	558	$430

Grand Total - Development Pipeline			2,920	77,255	$1,117	$420	$1,537	1,050
Essex Cost Incurred to Date								(800)
Essex Remaining Commitment								$250

(1)	Excludes the estimated allocation to retail square feet.
(2)	The Company share of cost included $4.6 million of capitalized interest, $1.3 million of capitalized overhead and $1.9 million of co-investment development fees related to development in Q4 2014.
(3)	To date the Company has received $37 million of the $45 million of expected insurance proceeds related to the fire.

(4)		Construction Start	Initial Occupancy	Stabilized Operations
	MB Phase I	Q2 2012	Q4 2014	Q2 2015
	MB Phase II	Q3 2014	Q4 2015	Q2 2016

See Company's 10-K and 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Redevelopment Pipeline and Capital Expenditures - December 31, 2014
(Dollars in thousands, except per unit amounts)

		Total Incurred	Estimated Remaining	Estimated Total	Project	NOI For the year ended
Region/Project Name (1)	Units	To Date	Cost	Cost	Start Date	2014	2013

Same-property - Redevelopment Projects (2) (3)
Southern California
Hamptons	215	$2,617	$16,864	$19,481	Q1 2014
Monterras	292	9,070	17,313	26,383	Q1 2014
Total Same-property - Redevelopment Projects	507	$11,687	$34,177	$45,864		$7,416	$7,194

Same-Property Redevelopment Vacancy Loss						$2,337	$2,534

Non-same property - Redevelopment Projects
Southern California
Bunker Hill Towers, Los Angeles	456	$13,942	$62,202	$76,144	Q3 2013
Total Non-same property - Redevelopment Projects	456	$13,942	$62,202	$76,144		$5,659	$5,058

(1)	The Company incurred $0.1 million of capitalized interest, $2 million of capitalized overhead and $0.1 million of co-investment redevelopment fees related to redevelopment in Q4 2014.
(2)	Redevelopment activities are ongoing at these communities, but the communities have stabilized operations, therefore results are classified in same-property operations.
(3)
The Company incurred $0.3 million of vacancy loss for the same-property portfolio, and $0.6 million of vacancy loss for the total portfolio during the three months ended December 31, 2014.  The Company completed the redevelopment of interiors totaling 254 units for the redevelopment-related same-property portfolio and 353 units for the total portfolio, during the three months ended December 31, 2014.

Non-revenue Generating Capital Expenditures	Q4 2014	Q3 2014	Q2 2014	Q1 2014	Q4 2013	Q3 2013

Non-revenue generating capital expenditures	$14,632	$14,022	$10,623	$4,416	$5,153	$9,536
Average apartment units in quarter	43,122	38,702	34,158	29,886	29,833	29,646
Capital expenditures per apartment unit in the quarter	$339	$362	$311	$148	$173	$322
Capital expenditures per apartment unit-trailing four quarters	$1,013	$884	$870	$918	$906	$1,235

See Company's 10-K and 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Co-investments - December 31, 2014
(Dollars in thousands)	Essex Ownership		Total Undepreciated	Debt	Essex Book	Weighted Average Borrowing	Remaining Term of Debt/	For the Quarter Ended December 31,		For the Year Ended December 31,
	Percentage	Units	Book Value	Amount	Value	Rate	(in Years)	2014	2013	2014	2013

Operating Non-Consolidated Joint Ventures								Net Operating Income

Essex Apartment Value Fund II, L.P. (Fund II) (1)	28.2%	-	$-	$-	$696	0.0%	-	$26	$611	$1,563	$2,375
Wesco I, LLC	50.0%	2,713	682,414	364,000	136,170	4.0%	8.6	9,756	8,412	36,930	33,236
Wesco III, LLC	50.0%	993	230,726	120,079	52,234	3.6%	5.9	3,240	1,895	11,093	5,776
Wesco IV, LLC	50.0%	1,116	297,892	155,000	86,289	3.8%	6.2	4,014	-	11,677	-
BEXAEW, LLC	50.0%	2,723	519,156	321,894	73,771	3.0%	6.2	7,489	-	21,991	-
CPPIB	55.0%	878	254,567	-	169,621	-	-	3,811	-	12,803	-
Palm Valley (2)	50.0%	1,098	370,832	235,111	70,186	2.3%	2.1	3,306	-	3,306	-
Other (3)	50.0%	462	137,558	105,535	18,823	3.0%	5.7	1,955	1,197	6,449	3,724
Total Operating Non-Consolidated Joint Ventures		9,983	$2,493,145	$1,301,619	$607,790	3.3%	5.7	$33,597	$12,115	$105,812	$45,111
Development Non-Consolidated Joint Ventures (3) (4)	50/55%	2,296	683,000	110,710	319,930	1.7%	18.2	1,034	373	1,769	47
		12,279	$3,176,145	$1,412,329	$927,720			$34,631	$12,488	$107,581	$45,158

								Essex Portion of NOI and Expenses
NOI								$17,541	$6,130	$54,172	$22,064
Depreciation								(10,915)	(4,351)	(33,975)	(15,748)
Interest expense and other								(5,848)	(1,765)	(17,841)	(5,480)
Gain on sale of co-investments								3,347	-	6,558	38,752
Promote income								5,736	-	10,640	-
Net income from operating co-investments								$9,861	$14	$19,554	$39,588

		Weighted Average Preferred Return	Weighted Average Expected Term
				Income from Preferred Equity Investments
Income from preferred equity investments				3,717	3,556	15,089	14,919
Income from early redemption of preferred equity investments				5,250	-	5,250	1,358
Preferred Equity Investments (5)	108,691	10.2%	3.1	$8,967	$3,556	$20,339	$16,277

Total Co-investments	$1,036,411			$18,828	$3,570	$39,893	$55,865

(1)	The Company has a 28.2% interest as a general partner and limited partner in Fund II. There are no properties remaining in the Fund at year end.
(2)	The Company acquired its interest in Palm Valley effective October 31, 2014. The undepreciated book value represents the full valuation of the property at the time of acquisition.
(3)	The Huxley and Dylan have $110.7 million long-term tax-exempt bond debt that is subject to a total return swap that will mature in 2016.
(4)	The Company has interests in ten development co-investments, which are detailed on S-9.
(5)	As of December 31, 2014 the Company has invested in eight preferred equity investments.

See Company's 10-K and 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Summary of Consolidated Co-Investments and Noncontrolling Interest - December 31, 2014
(Dollars in thousands)

The Company enters into co-investment transactions with third party developers, owners and investors of apartment communities.  In accordance with GAAP, the Company consolidates certain of these co-investment transactions, resulting in noncontrolling interests corresponding to the ownership interest of the third-party developer, owner or investor.

The following table summarizes the consolidated co-investments and noncontrolling interest:

	Balance as of December 31, 2014				Operations for the year ended December 31, 2014
	Investment in Real Estate	Related Debt	Noncontrolling Interest	DownREIT Units Outstanding (1)	Revenue	Operating Expenses	NOI

Noncontrolling Interest - DownREIT:
Barkley Apartments	$8,179	$16,269	$1,696	74,248	$2,772	$959	$1,813
Avery (2)	36,099	10,000	2,568	58,884	1,870	857	1,013
Brookside Oaks	31,303	19,312	2,183	78,903	4,306	824	3,482
Capri at Sunny Hills	15,279	-	2,927	157,665	2,609	785	1,824
Hidden Valley (3)	35,981	30,053	6,089	62,647	5,794	1,799	3,995
Highridge Apartments	29,232	44,807	2,692	257,368	7,256	1,548	5,708
Montejo Apartments	7,553	12,811	1,216	29,319	1,993	537	1,456
The Elliot at Mukilteo	14,536	-	1,197	99,438	3,879	1,346	2,533
Magnolia Square	36,351	17,781	6,101	54,938	4,192	1,028	3,164
Fairhaven Apartments	12,024	16,625	2,951	67,728	2,827	772	2,055

	$226,537	$167,658	29,620	941,138	$37,498	$10,455	$27,043

Other Components of Noncontrolling Interest:
Hillsdale Garden Apartments (4)	$102,691		22,470		$19,119	$5,630	$13,489
Operating Partnership Units and Other			61,306
Total Noncontrolling Interest			$113,396

(1)	Generally, DownREIT units are redeemed for cash at a value equal to Essex's common stock.
(2)
Avery was acquired on March 28, 2014 as the replacement property for Brentwood which completed a 1031 exchange transaction. Attributable to the 1031 exchange, the partnership underlying the noncontrolling interest remains in place.

(3)	The DownREIT has a 75% interest in this community and a joint venture partner has a 25% interest.
(4)	The Company has an 81.5% interest in this community and the joint venture partner has an 18.5% interest.

See Company's 10-K and 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.
Assumptions for 2015 FFO Guidance Range

($'s in thousands, except share and per share data)	YTD	2015 Guidance Range
	Actuals	Low End	High End
Net Operating Income ("NOI")
Total NOI from consolidated communities	$649,139	$782,800	$793,700

Accretion from external growth, net of dispositions	-	-	1,000

Management Fees	8,847	8,400	9,400

Interest Expense
Interest expense, before capitalized interest	(187,065)	(212,600)	(209,600)
Projected interest capitalized	22,514	14,200	16,200
Net interest expense	(164,551)	(198,400)	(193,400)

Recurring Income and Expenses
Interest and other income	10,925	13,100	14,100
FFO from co-investments	51,613	68,600	71,500
General and administrative expense	(38,868)	(43,000)	(45,000)
Preferred dividends and non-controlling interest	(13,944)	(14,500)	(14,300)
Total recurring income and expenses	9,726	24,200	26,300

Non-Core Income and Expenses
Promote income from co-investment	10,640	-	-
Gains on sales of marketable securities and land	3,419	-	-
Income from early redemption of preferred equity investment	5,250	-	-
Loss on early retirement of debt	(268)	-	-
Merger and integration expenses	(53,530)	(7,500)	(5,500)
Cyber-intrusion expenses	(2,849)	(1,000)	(500)
Acquisition costs	(1,878)	(1,000)	(1,500)
Other non-core adjustments	997	-	-
Total non-core income and expenses	(38,219)	(9,500)	(7,500)

Funds from Operations	$464,942	$607,500	$629,500

Funds from Operations per diluted Share	$7.89	$9.11	$9.44
% Change - Funds from Operations	4.0%	15.4%	19.6%

Funds from Operations excluding non-core items	$503,161	$617,000	$637,000

Core Funds from Operations per diluted Share	$8.54	$9.25	$9.55

% Change - Core Funds from Operations	12.4%	8.3%	11.8%

Weighted average shares outstanding	58,921	66,700	66,700

See Company's 10-K and 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Summary of Apartment Community Acquisitions and Dispositions Activity
Year ended December 31, 2014
(Dollars in thousands)

Acquisitions (1)			Essex
			Ownership			Purchase	Price per	Average
Property Name	Location	Units	Percentage	Entity	Date	Price	Unit	Rent

The Avery	Los Angeles, CA	121	100%	EPLP	Mar-14	$35,000	$289	2,386
	Q1 2014	121				35,000	289

Piedmont	Bellevue, WA	396	100%	EPLP	May-14	76,750	194	1,386
Collins on Pine	Seattle, WA	76	100%	EPLP	May-14	29,200	384	1,884
	Q2 2014	472				105,950	224

Paragon	Fremont, CA	301	100%	EPLP	Jul-14	111,000	369	2,090
Apex	Milpitas, CA	366	100%	EPLP	Aug-14	150,000	410	2,183
Ellington at Bellevue	Bellevue, WA	220	100%	EPLP	Aug-14	58,750	267	1,540
	Q3 2014	887				319,750	360

Palm Valley (2)	San Jose, CA	1,098	50%	JV	Oct-14	180,000	328	2,179
	Q4 2014	1,098				180,000	328

	2014 Total	2,578				$640,700	$318

Dispositions			Essex
			Ownership			Sales	Price per
Property Name	Location	Units	Percentage	Entity	Date	Price	Unit

Vista Capri	San Diego, CA	106	100%	EPLP	Jan-14	$14,350	$135
Davey Glen	Belmont, CA	69	28.2%	Fund II	Mar-14	23,750	344
	Q1 2014	175				38,100	218

Pinnacle at Queen's Creek	Chandler, AZ	252	35.0%	JV	Jun-14	33,300	132
	Q2 2014	252				33,300	132

Coldwater Canyon	Studio City, CA	39	100%	EPLP	Sep-14	9,525	244
Mt. Sutro	San Francisco, CA	99	100%	EPLP	Sep-14	39,500	399
	Q3 2014	138				49,025	355

Alderwood Park	Newark, CA	96	28.2%	Fund II	Oct-14	23,500	245
Pinnacle Town Center	Phoenix, AZ	350	100%	EPLP	Dec-14	57,000	163
	Q4 2014	446				80,500	180

	2014 Total	1,011				$200,925	$199

(1)	Excludes properties acquired in the BRE merger on April 1, 2014.
(2)	Palm Valley purchase price represents ESS Share.

See Company's 10-K and 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.
2015 MSA Level Forecast: Supply, Jobs, and Apartment Market Conditions

	Residential Supply (1)					Job Forecast (2)		Market Forecast (3)
Market	New MF Supply	New SF Supply	Total Supply	% of MF Supply to MF Stock	% of Total Supply to Total Stock	Est.New Jobs Dec- Dec	% Growth	Economic Rent Growth

Los Angeles	10,000	6,000	16,000	0.6%	0.5%	84,000	2.0%	5.4%
Ventura	550	700	1,250	0.8%	0.4%	5,500	1.9%	4.4%
Orange	3,500	3,900	7,400	0.9%	0.7%	29,700	2.0%	4.6%
San Diego	3,900	3,700	7,600	0.9%	0.6%	30,800	2.3%	4.5%
So. Cal.	17,950	14,300	32,250	0.8%	0.6%	150,000	2.1%	4.8%

San Francisco	5,000	900	5,900	1.3%	0.8%	33,100	3.0%	6.9%
Oakland	2,000	3,900	5,900	0.6%	0.6%	25,300	2.4%	7.2%
San Jose	4,400	2,200	6,600	1.8%	1.0%	31,800	3.2%	7.5%
No. Cal.	11,400	7,000	18,400	1.3%	0.8%	90,200	2.9%	7.3%

Seattle	9,000	7,500	16,500	1.9%	1.4%	43,300	2.8%	4.5%

Weighted Average (4)	38,350	28,800	67,150	1.2%	0.8%	283,500	2.5%	5.6%

All data are based on Essex Property Trust, Inc. forecasts.

U.S. Economic Assumptions: 2015 G.D.P. Growth:  2.8% , 2015 Job Growth: 2.0%

(1)	New Residential Supply: MF reflects Company's internal estimate of actual multifamily deliveries; SF is based on 12 month single family trailing permits reported by the US Census Bureau.

(2)
Job Forecast: refers to the difference between total non-farm industry employment (not seasonally adjusted) projected through Dec 2015 over estimated Dec 2014, expressed as total new jobs and growth rates.

(3)	Market Forecast: the estimated rent growth represents the forecasted change in effective market rents for Q4 2015 vs Q4 2014 (excludes submarkets not targeted by Essex).

(4)	Weighted Average: markets weighted by scheduled rent in the Company's Portfolio

See Company's 10-K and 10-Q for additional disclosures

 Fourth Quarter 2014Earnings Release & Supplemental Financial Information   Investor Relations Contact:Barb PakDirector of Investor Relations (650) 494-3700  Essex Property Trust, Inc.925 East Meadow Drive Palo Alto, CA 94303(650) 494-3700  MossoSan Francisco, CA463 UnitsIn Lease-Up